            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, No. 333-149953 of RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity/RiverSource Retirement Advisor 4 Select(R) Variable Annuity/RiverSource Retirement Advisor 4 Access(R) Variable Annuity, RiverSource Retirement Advisor Advantage Plus(R) Variable Annuity/ RiverSource Retirement Advisor Select Plus(R) Variable Annuity, RiverSource(R) RAVA 5 Advantage/RAVA 5 Select/RAVA 5 Access/Variable Annuity(Offered for contract applications signed prior to April 30, 2012), RiverSource(R) RAVA 5 Advantage/RAVA 5 Select/RAVA 5 Access/Variable Annuity(Offered for contract applications signed after April 30, 2012), RiverSource(R) Retirement Group Annuity Contract I, and RiverSource(R) Retirement Group Annuity Contract II of our report dated February 24, 2012 relating to the financial statements, which appear in RiverSource Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2011.

                                                  /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 20, 2012

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            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference of our report dated February 23, 2011, with respect to the consolidated financial statements of RiverSource Life Insurance Company included in its Annual Report (Form 10-K) for the year ended December 31, 2010, filed with the Securities and Exchange Commission in Post-Effective Amendment No.1 to the Registration Statement (Form S-3, 333-149953) for the registration of the RiverSource Guaranteed Term Annuity offered by RiverSource Life Insurance Company.

                                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 20, 2012

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference of our report dated February 23, 2011, with respect to the consolidated financial statements of RiverSource Life Insurance Company included in its Annual Report (Form 10-K) for the year ended December 31, 2010, filed with the Securities and Exchange Commission in Post-Effective Amendment No. 1 to the Registration Statement (Form S-3, 333-149953) for the registration of the RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity, RiverSource Retirement Advisor 4 Select(R) Variable Annuity, RiverSource Retirement Advisor 4 Access(R) Variable Annuity, RiverSource Retirement Advisor Advantage Plus(R) Variable Annuity, RiverSource Retirement Advisor Select Plus (R) Variable Annuity, RiverSource(R) RAVA 5 Advantage Variable Annuity, RAVA 5 Select Variable Annuity, and RAVA 5 Access Variable Annuity (offered prior to April 30, 2012), RiverSource(R) RAVA 5 Advantage Variable Annuity, RAVA 5 Select Variable Annuity, RAVA 5 Access Variable Annuity(offered on or after April 30, 2012) RiverSource(R) Retirement Group Annuity Contract I and RiverSource(R) Retirement Group Annuity Contract II offered by RiverSource Life Insurance Company.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 20, 2012